77Q1(a)(1)

Articles of Amendment of American Century Capital Portfolios, Inc.,
dated June 28, 2010 (filed electronically as Exhibit (a)(46) to
Post-Effective Amendment No. 46 to the Registrant’s
Registration Statement on July 29, 2010, File No. 033-64872
and incorporated herein by reference).